Filed pursuant to Rule 497(a)
Registration No. 333-283950
Rule 482ad
Nuveen Churchill Direct Lending Corp. Announces Closing of Public Offering
of Additional $100.0 Million 6.650% Notes Due 2030

NEW YORK, NY, July 10, 2026 – Nuveen Churchill Direct Lending Corp. (the “Company,” “we,” “us,” or “our”) (NYSE: NCDL) today announced that it has closed an underwritten public offering of an additional $100.0 million in aggregate principal amount of its 6.650% unsecured notes due 2030 (the “Notes”), which resulted in net proceeds to the Company of approximately $99.4 million, after deducting the underwriting discount and the estimated offering expenses payable by the Company.
Purchasers will be required to pay accrued and unpaid interest on the Notes from March 15, 2026 up to, but not including, the date of delivery of the Notes.
The Notes constitute a further issuance of, have the same terms (except for the issue date, the offering price, and the initial interest payment date) as, rank equally in right of payment with, and are fungible and form a single series with the $300.0 million in aggregate principal amount of the 6.650% notes due 2030 that the Company initially issued on January 22, 2025. Upon the issuance of the Notes, the outstanding aggregate principal amount of the Company’s 6.650% notes due 2030 is $400.0 million.
The Notes will mature on March 15, 2030, and may be redeemed in whole or in part at the Company’s option at any time prior to February 15, 2030, at par plus a “make-whole” premium plus accrued interest. The Notes bear interest at a rate of 6.650% per year payable semi-annually on March 15 and September 15 of each year.
SMBC Nikko Securities America, Inc. served as the sole book-running manager for this offering. The Company intends to use the net proceeds from this offering to repay a portion of the outstanding indebtedness under its senior secured revolving credit facility with Sumitomo Mitsui Banking Corporation (the “Revolving Credit Facility”). However, through re-borrowings under the Revolving Credit Facility, the Company intends to make investments in accordance with its investment objective and strategies, and for other general corporate purposes.
Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing. The pricing term sheet dated July 8, 2026, preliminary prospectus supplement dated July 8, 2026, and the accompanying prospectus dated June 17, 2026, each of which has been filed with the Securities and Exchange Commission (the “SEC”), contain a description of these matters and other important information about the Company and should be read carefully before investing.
This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of, the Notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A shelf registration statement (File No. 333-283950) relating to the Notes was filed and has been declared effective by the SEC.
This offering was made solely by means of a written prospectus forming part of the effective registration statement and a related preliminary prospectus supplement, which may be obtained for free by visiting the SEC’s website at www.sec.gov or from SMBC Nikko Securities America, Inc. by calling 1-888-868-6856.

ABOUT NUVEEN CHURCHILL DIRECT LENDING CORP.
The Company is a specialty finance company focused primarily on investing in senior secured loans to private equity-owned U.S. middle market companies. The Company has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. The Company is externally managed by its investment adviser, Churchill DLC Advisor LLC, and by its sub-adviser, Churchill Asset Management LLC. Both the investment adviser and sub-adviser are affiliates and subsidiaries of Nuveen, LLC (“Nuveen”), the investment management division of Teachers Insurance and Annuity Association of America (“TIAA”) and one of the largest asset managers globally. Churchill Asset Management LLC (“Churchill”) is a leading capital provider for private equity-backed middle market companies and operates as the exclusive U.S. middle market direct lending and private capital business of Nuveen and TIAA. Churchill is a registered investment adviser and majority-owned, indirect subsidiary of TIAA.
FORWARD-LOOKING STATEMENTS
This press release may contain certain “forward-looking statements” within the meaning of the federal securities laws, including statements with regard to the Notes offering and the anticipated use of the net proceeds of the offering. Forward-looking statements can be identified by the use of forward looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or negative versions of those words, other comparable words or other statements that do not relate to historical or factual matters. The forward-looking statements are based on our beliefs, assumptions and expectations of future events and our future performance, taking into account all information currently available to us. These statements are not guarantees of future events, performance, condition or results and involve a number of risks and uncertainties, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K, our quarterly reports on Form 10-Q, and our other filings with the SEC. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including, but not limited to: changes in the financial, capital, and lending markets; changes in the interest rate environment and its impact on the Company’s business, its financial condition and its portfolio companies; the uncertainty associated with the imposition of tariffs and trade barriers and changes in trade policy, and its impact on the Company’s portfolio companies and the general economy; the impact of geopolitical conditions; general economic, political, and industry trends and other external factors; and the dependence of the Company’s future success on the general economy and its impact on the industries in which it invests.
Readers should not place undue reliance on any statements and are encouraged to review the preliminary prospectus supplement, the accompanying prospectus and the Company’s other SEC filings for a more complete discussion of the risks and other factors that could affect any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. The Company undertakes no duty to update any forward-looking statements made herein, whether as a result of new information, future developments or otherwise, except as required by law.
Investor Contact:
Investor Relations
NCDL-IR@churchillam.com

Media Contact:
Prosek Partners
Alex Hinson
Pro-churchill@prosek.com